Exhibit 10.3
Execution Copy

OMNIBUS AMENDMENT No. 2
THIS OMNIBUS AMENDMENT, dated September 26, 2014 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and relates to the following transaction documents (the “Transaction Documents”), each as amended by that certain Omnibus Amendment, dated October 18, 2013, by and among the parties hereto: (1) the Fifth Amended and Restated Note Funding Agreement, dated as of April 1, 2013, by and among Diamond Resorts Issuer 2008 LLC, as issuer (the “Issuer”), Diamond Resorts Depositor 2008 LLC, as depositor (the “Depositor”), Diamond Resort Corporation (“DRC”), Diamond Resorts Holdings, LLC (“DRH”) and Diamond Resorts International, Inc. (f/k/a Diamond Resorts Parent, LLC) (“DRII”), each in its capacity as performance guarantor (the “Performance Guarantors”), the Purchasers (as defined in the Transaction Documents) and Funding Agents (as defined in the Transaction Documents) from time to time party thereto and Credit Suisse AG, New York Branch, as Administrative Agent (the “Administrative Agent”) (the “Note Funding Agreement”); (2) the Fifth Amended and Restated Indenture, dated as of April 1, 2013, by and among the Issuer, Diamond Resorts Financial Services, Inc., as servicer (the “Servicer”), Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), as custodian (the “Custodian”) and as back-up servicer (the “Back-Up Servicer”), and the Administrative Agent (the “Indenture”); (3) the Fourth Amendment and Restated Purchase Agreement, dated as of April 1, 2013, by and between Diamond Resorts Finance Holding Company, as seller (“DRFHC”, and together with the Issuer, the Depositor, the Performance Guarantors, the Purchasers, the Funding Agents, the Administrative Agent, the Servicer, the Indenture Trustee, the Custodian and the Back-Up Servicer, the “Transaction Parties”), and the Depositor; (4) the Fourth Amended and Restated Sale Agreement, dated as of April 1, 2013, by and between the Depositor and the Issuer; (5) the Fourth Amended and Restated Custodial Agreement, dated as of April 1, 2013, by and among the Custodian, the Indenture Trustee, the Issuer, the Servicer and the Administrative Agent; (6) the Fourth Amended and Restated Undertaking Agreement, dated as of April 1, 2013, by and among the Performance Guarantors, the Issuer, the Indenture Trustee and the Administrative Agent; and (7) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.
RECITALS
WHEREAS, the Transaction Parties desire to amend the Fifth Amended and Restated Standard Definitions attached or incorporated into each of the Transaction Documents (the “Fifth Amended and Restated Standard Definitions”) in the manner set forth herein.
WHEREAS, the Transaction Parties desire to amend the Note Funding Agreement and the Indenture in the manner set forth herein.
WHEREAS, the undersigned Purchasers and Funding Agents together constitute 100% of the Purchasers and Funding Agents.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:
Section 1.01.    Amendment to the Fifth Amended and Restated Standard Definitions
The following definitions shall replace the corresponding definition in the Fifth Amended and Restated Standard Definitions:
““Amendment Closing Date” means September 26, 2014.”
““Maximum Facility Balance” shall equal $175,000,000 unless a higher or lower amount as shall be agreed to pursuant to Section 2.2 of the Note Funding Agreement.”
““Minimum Hedge Notational Amount” shall mean (i) on and prior to November 30, 2014, so long as no Amortization Event shall have occurred, 90% of the Outstanding Note Balance of the Notes up to $125,000,000, and (ii) upon the earlier of December 1, 2014 and the occurrence of an Amortization Event, 90% of the Outstanding Note Balance of the Notes.”
Section 1.02.    Amendment of the Note Funding Agreement
Schedule I to the Note Funding Agreement shall be amended by deleting the same in its entirety and replacing it with the document attached as Exhibit A hereto.
Section 1.03.    Amendments to the Indenture
Section 3.4(i) of the Indenture shall be amended by adding “, including indemnities,” after “expenses,” and by replacing “clause (ii)” with “clause (i).”
Section 3.4(xiv) of the Indenture shall be amended by adding “and indemnities” after “any expenses.”
Section 5.15 of the Indenture shall be amended:

(i)	by adding “the Backup Servicer,” after “the Indenture Trustee,” in the first line thereof; and

(ii)	by adding the following paragraph as a second paragraph to Section 5.15:
“The Issuer agrees to indemnify, defend, and hold harmless the Indenture Trustee, the Servicer, the Custodian and the Back-up Servicer and each of their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys’ fees and expenses) arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein contained, except, with respect to any such indemnified party, to the extent that such cost, expense, loss, claim, damage, or liability shall be due to the willful misconduct, bad faith or negligence of such indemnified party. Indemnification under this paragraph of Section 5.15 by the Issuer shall survive the termination of this Indenture. The indemnified parties in this paragraph of Section 5.15 agree that any indemnification by the Issuer shall be subject to the priority of distributions in Sections 3.4 and 6.6, and such obligations are limited recourse obligations of the Issuer payable solely from the Trust Estate.”

Section 2.01.    Representations and Warranties
DRC, DRH, DRII, DRFHC, the Servicer, the Depositor and the Issuer hereby represent and warrant to each of the other Transaction Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of DRC, DRH, DRII, DRFHC, the Servicer, the Depositor and the Issuer are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) on the date hereof, no Default has occurred and is continuing, (c) the execution, delivery and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby by any of them do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any applicable law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under their organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which such entity is a party or by which it or any of its properties or assets may be bound, and (d) for purposes of determining withholding taxes imposed under the Sections 1471 through 1474 of the US Internal Revenue Code (“FATCA”), DRC, DRH, DRII, DRFHC, the Servicer, the Depositor, the Issuer, the Administrative Agent, the Indenture Trustee and the Custodian shall treat  this Amendment as a modification that is not a “material modification” under Treasury Regulation section 1.1471-2(b)(2)(iv).  The Issuer agrees to provide to the Indenture Trustee prompt written notice of any material modification of the Notes (for FATCA purposes) of which it becomes aware. The Indenture Trustee shall assume that no material modification for FATCA purposes has occurred regarding the Notes, unless the Indenture Trustee receives written notice of such modification from the Issuer.
Section 2.02.    References in all Transaction Documents.
To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.
Section 2.03.    Counterparts.
This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 2.04.    Governing Law.
THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 2.05.    Severability of Provisions.
If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.
Section 2.06.    Continuing Effect.
Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.
Section 2.07.    Successors and Assigns.
This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.
Section 2.08    No Bankruptcy Petition.
(a)    Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding indebtedness for borrowed money of any Conduit, it will not institute against, or join any other Person in instituting against any Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 2.09(a) shall survive the termination of this Amendment.
(b)    Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes, it will not institute against, or join any other Person in instituting against the Issuer or the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 2.09(b) shall survive the termination of this Amendment.
[Signature pages follow]

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.
DIAMOND RESORTS ISSUER 2008 LLC, as Issuer
By:    /s/ David F. Palmer____________________
Name: David F. Palmer
Title: President
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS CORPORATION,
as Performance Guarantor

By:    /s/ David F. Palmer____________________
Name: David F. Palmer
Title: President
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

September 2014 Omnibus Amendment

DIAMOND RESORTS HOLDINGS, LLC,
as Performance Guarantor

By:    /s/ David F. Palmer____________________
Name: David F. Palmer
Title: President
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS INTERNATIONAL, INC.,
as Performance Guarantor

By:    /s/ David F. Palmer____________________
Name: David F. Palmer
Title: President
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

September 2014 Omnibus Amendment

DIAMOND RESORTS DEPOSITOR 2008 LLC, as Depositor

By:    /s/ David F. Palmer____________________
Name: David F. Palmer
Title: President
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

DIAMOND RESORTS FINANCE HOLDING COMPANY

By:    /s/ David F. Palmer____________________
Name: David F. Palmer
Title: President
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615
DIAMOND RESORTS FINANCIAL SERVICES, INC., as Servicer
By:    /s/ David Womer______________________
Name: David Womer
Title: Treasurer
Address for notices:
c/o Diamond Resorts Corporation
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: General Counsel
Telecopy: 702-765-8615

September 2014 Omnibus Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee, Custodian and Back-Up Servicer

By:     /s/ Sue Larson________________________
Name: Sue Larson
Title: Vice President
Address for notices:
Wells Fargo Bank, National Association
MAC N9311-161
Sixth Street & Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services/Asset-Backed Administration
Facsimile Number: 612-667-3464

September 2014 Omnibus Amendment

CREDIT SUISSE AG, NEW YORK BRANCH,
as Administrative Agent

By:     /s/ Oliver Nisenson___________________
Name: Oliver Nisenson
Title: Director
By:     /s/ Jason Muncy______________________
Name: Jason Muncy
Title: Director
Address for notices:
Eleven Madison Avenue
New York, NY 10010
Attention: Conduits and Credit Products Group
Telephone: 212-325-6688
Facsimile: 212-325-4599
Bank Name: Bank of New York, NY
ABA Number: 021-000-018
Account Number: 890-038-7025
Attention: Fred Mastromarino
Reference: Credit Suisse AG, New York Branch

September 2014 Omnibus Amendment

GIFS CAPITAL COMPANY, LLC
as a Conduit

By:     /s/ Thomas J. Irvin____________________
Name: Thomas J. Irvin
Title: Manager
Address for notices:
GIFS Capital Company, LLC
Suite 4900
277 West Monroe St.
Chicago, IL 60606
Attention: Operations
Telephone: 312-977-4560
Facsimile: 312-977-1967
with a copy to:
Credit Suisse AG, New York Branch, as Administrative Agent
Eleven Madison Avenue
New York, NY 10010
Attention: Asset Finance
Telephone: 212-325-6688
Facsimile:212-325-4599
Bank Name: Deutsche Bank Trust Company Americas
ABA Number: 021 001 033
Name of Crediting Account: GIFS Capital Company, LLC
Account Number: 00-471-283
Reference: Diamond Resorts Warehouse

September 2014 Omnibus Amendment

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Funding Agent

By:	/s/ Oliver Nisenson
Name: Oliver Nisenson
Title: Director

By:	/s/ Jason Muncy__________________
Name: Jason Muncy
Title: Director

Address for notices:
Eleven Madison Avenue
New York, NY 10010
Attention: Conduits and Credit Products Group
Telephone: 212-325-6688
Telecopy: 212-325-4599

Bank Name: Bank of New York, NY
ABA Number: 021-000-018
Account Number: 890-038-7025
Attention: Fred Mastromarino
Reference: Credit Suisse AG, New York Branch

September 2014 Omnibus Amendment

Exhibit A
SCHEDULE I

Conduit or Non-Conduit Committed Purchaser	Alternate Purchaser	Funding Agent	Commitment Percentage	Commitment Amount
GIFS Capital Company, LLC (Conduit)	Credit Suisse AG, Cayman Islands Branch	Credit Suisse AG, New York Branch	100%	$175,000,000

Exhibit A